Semi-Annual Report
                                December 31, 1998
                                  (Unaudited)


                                     [LOGO]
                                 ==============
                                 OAK VALUE FUND
                                 --------------


                               =================
                                     NO-LOAD
                               100%  MUTUAL FUND
                                     COUNCIL
                               =================

LETTER TO SHAREHOLDERS                                          January 27, 1999
================================================================================

The Oak Value Fund (the Fund) continued its trend of growth during the first half of the 1999 fiscal year. The Fund achieved several major milestones during the most recent six month period including:

o CONTINUED ASSET GROWTH-- The net assets of the Fund have increased from $433.9 million on June 30, 1998 to $562.7 million on December 31, 1998. As of this writing, net assets in the Fund are in excess of $570 million.

o RESEARCH COVERAGE-- In late January, Morningstar issued its first written report on the Fund. Though the Fund has been included in Morningstar's rankings for nearly three years, its editorial staff had not commented on the Fund until recently. The Fund is also followed by Value Line's Mutual Fund Survey and S&P FundScope.

o CONTINUED TAX EFFICIENCY-- The Fund's long-term investment strategy proved to be very tax efficient again in 1998. The Oak Value Fund distributed capital gains which represented only a small fraction of the total return the Fund experienced during the 1998 calendar year. The Fund paid a short-term capital gain distribution of $0.06 per share and a long-term capital gain distribution of $0.14 per share in 1998. The closing net asset value per share on December 31, 1998 was $27.29.

The following table summarizes the Fund's performance for the recent and longer term periods. While the Fund did underperform its peer group, as measured by the Lipper Growth Fund Index, and the S&P 500 Index in the recent six month and one year periods, the Fund's longer term history of above average performance remains intact.

                          Six        One        Three       Five        Since
                        Months       Year       Years*      Years*    Inception*
                        ------       ----       ------      ------    ----------
Oak Value Fund ......    1.22%      18.93%      28.30%      21.80%      22.03%
Lipper Growth
   Fund Index .......    8.75%      25.69%      23.67%      19.82%      18.30%
S&P 500 Index .......    9.23%      28.58%      28.23%      24.06%      21.72%

*Annualized.

The Oak Value Fund has experienced significant growth over the past several years. While many of the Fund's original investors have demonstrated a long term outlook, a significant portion of the Fund's shares are held by investors who have invested in the Fund within the past two years. Accordingly, we are compelled to use this letter as both an update of the Fund's recent activities and experiences, and a review of many of the philosophical tenets which define our approach to investing in "good businesses with good management at attractive prices." For our longer term shareholders, we trust that you will find the review portion of this discussion timely. For our more recent investors, we hope you find this commentary both interesting and informative.

We began the first half of the Fund's fiscal year in July with more than fifteen percent of the Fund invested in cash and equivalents. Our commentary to our shareholders in August addressed the ongoing challenges we as portfolio managers face in periods of rising valuations and continued flows of new funds into our portfolios. We indicated at that writing that the general market correction had provided us with "selective" opportunities to commit the Fund's cash. The broad and indiscriminant declines of the weeks that followed that commentary provided us with increasingly attractive opportunities to add to our positions. We took advantage of many of those opportunities and are pleased to report that cash and equivalents represented less than four percent of the Fund's assets at the end of December.

MORE OF THE SAME
A few shareholders have called and written us over the past few months to inquire as to whether we have changed our philosophy or approach to investing in light of the extreme volatility the markets have recently experienced. We are pleased to report to you that we have changed absolutely nothing. On the contrary, our experience during this period has served to further confirm our commitment to the principles, philosophy and analytical process that define value investing for Oak Value.

Those investors who have inquired as to whether we have changed our philosophy or analytical process may be interested to know that the total number of holdings in the Fund was reduced from twenty-nine to twenty-three during this period. Among the positions eliminated during the period were the final remnants of the Federal Home Loan Mortgage and Nike positions. Additionally, we did not add a single new company to the portfolio during the period. We were able to commit your cash to investments in companies that we knew and understood at extremely attractive valuations. We significantly increased the Fund's exposure to several companies including Tiffany & Co., Progressive Corp., A.H. Belo, Interpublic Group, Sealed Air, Chubb, Gillette, Coca-Cola and Berkshire Hathaway. A few of these companies had been added to the portfolio within the past year while companies like Tiffany and Sealed Air were added just before the beginning of the period. Coca-Cola, Gillette, Interpublic and Berkshire Hathaway, on the other hand, have long been part of the Fund's portfolio and we were pleased to have the opportunity to invest more of our collective capital in these truly great companies.

INCLUDING BERKSHIRE
Berkshire Hathaway is now the single largest position in the Fund and represents (including both classes of shares) more than nine percent of the Fund's assets. The deliberate decision to allow nearly one tenth of the Fund's assets to be allocated to one company is a decision that reflects many years of research and analysis on the part of our investment team. Though the Fund has owned Berkshire since its inception in 1993, we first wrote extensively to our shareholders about our rationale for buying Berkshire in our August, 1996 Letter to Shareholders. (A copy of this Letter is available upon request.)

In our opinion, the case for investment in Berkshire Hathaway is as attractive today as it was then. Though the share price of Berkshire has advanced handsomely since that writing, we believe its intrinsic value has grown even more rapidly. Since that writing, GEICO's growth has accelerated and far outperformed our expectations. Additionally, Berkshire has purchased Dairy Queen, Flight Safety International, Executive Jet and General Re Insurance. The most recent acquisition, General Re, is the largest acquisition Berkshire has ever made and has the potential to provide an extremely powerful engine for future growth. Very importantly, we also believe the addition of General Re will serve to increase Berkshire's long-term predictability. These acquisitions have further strengthened our proposition that Berkshire Hathaway is a "great business with great management".

While "great businesses with great management" are certainly key ingredients to a great investment, history has taught us that purchasing such companies at an attractive price can often be the difference between a good investment and a great investment. As has often been the case with Berkshire Hathaway, significant value creation in the long run has met with uninformed shareholders in the short run. Berkshire Hathaway's shareholder base has historically been dominated by individual (though increasingly wealthy) investors. General Re's shareholder base was predominantly institutional and included S&P 500 Index Funds. As Berkshire's purchase of General Re approached its closing date in December, S&P announced that General Re would be removed from the Index and that, for the time being, Berkshire Hathaway would not be added to the Index. This event lead to the required disposition of General Re shares from the Index funds as they would not be allowed to hold shares of Berkshire. What an interesting confluence of events. We responded accordingly and again increased the Fund's exposure to Berkshire. Nonetheless, Berkshire did contribute to the Fund's underperformance for the period.

AND SOME FAVORITES
Global leaders in superior businesses with proven business models -- How better could we describe Coca-Cola, Gillette and Interpublic Group? Our greatest challenge with respect to these companies is typically that of price. As one would expect, companies that meet this definition are seldom available to us at valuations that we consider attractive. Consequently, we find ourselves waiting for seemingly devastating news to present us with the opportunity to buy these companies, and fortunately, "Mr. Market" tends to accommodate every so often. Our task is to know what they are worth; to have the patience to wait; and to have the discipline to act. We recently met that challenge again as concerns of a global financial meltdown led to significant declines in the share prices of companies. We responded accordingly and have once again increased the Fund's exposure to these extraordinary businesses.

THE BLUE BOX
Our extensive research effort often uncovers "value" in unexpected places. On a trip to New York earlier this year we decided to visit the management of Tiffany & Co. Though we were aware of the company and had a general appreciation for the business as a result of our exposure to Borsheims (through Berkshire), we were surprised to find in Tiffany a great brand name company disguised as a retailer. We were particularly impressed with Tiffany's management team which is clearly focused on protecting and preserving the power of this great brand while prudently leveraging its economic potential. We believe Tiffany could easily grow faster, broaden its product line and be more profitable. We applaud management's decision to move more slowly and deliberately as they remain focused on keeping this brand distinctive and relevant in the mind of the consumer. Seldom do we find management teams so focused on protecting and building a brand. We were also amazed at the portability of this brand as we visited Tokyo in September where Tiffany is considered the "Brand of Brands." Ironically, it was in part due to this exposure in Japan that afforded us the opportunity to increase the Fund's exposure to Tiffany during the past six months at very attractive prices.

AND "BUBBLE WRAP"
Sealed Air returned to the Fund portfolio earlier this year. This company manufactures the product commonly referred to as "bubble wrap." Though the company itself is far from a household name, its products tend to show up in millions of homes and businesses every day. We actually owned this company during the Fund's inaugural year and liquidated that position based on its shares reaching our price target at that time. We have since watched with interest as this management team has continued to execute its business plan. The company recently acquired the Cryovac division of W.R. Grace in a transaction that will broaden the company's product offering and expand its distribution network domestically and internationally. A solid niche, great management, significant international growth opportunities and a very compelling valuation have attracted us again, after several years, to Sealed Air.

THE OTHER SIDE OF THE COIN --
Simply put, there are always two sides to any coin. As long term value investors, we are dependent on periods such as these to invest new flows of capital. On the other hand, lower valuations can lead to underperformance in the short term. Such was clearly the case during the most recent period as the Fund's performance lagged that of the S&P 500 by a wide margin. In addition to the declines in the shares of Berkshire Hathaway (now the Fund's largest position) during the period, much of the Fund's short-term underperformance is attributable to its exposure to the newspaper and television broadcasting businesses.

Newspaper and television broadcasting businesses collectively represent slightly more than twenty percent of the Fund's portfolio. Our attraction to these businesses is driven by the long-term predictable cash flow they generate and the defined defensible franchises they command. Among these companies, E.W. Scripps, Washington Post and A.H. Belo posted negative share price performance for the period. We believe the recent disparity between their market and intrinsic values can be explained by a difference between short-term perception and long term reality. In the short term, investors appear concerned that an impending recession as a result of the global economic unrest will lead to earnings pressure for many of these companies. History has shown that we have no ability to predict economic cycles. If we do experience a recession, components of many of these companies will face short-term challenges. In the long term, they have demonstrated their ability to generate predictable, growing, excess cash flow. Suffice it to say that we remain committed to these businesses and confident in the prospects they hold for us as investors.

We feel it necessary to comment on the disappointing performance of Oakwood Homes. Oakwood shares posted a sharp decline during the period in further reaction to the changes in the accounting treatment of Oakwood's securitized mortgage business. The company continues to produce unit volume growth and margin improvements in its retail and manufacturing businesses. The Fund has owned Oakwood for several years and your advisors have continued to allocate a significant amount of time understanding, analyzing and valuing this business. Though patience will be required, we remain confident in the underlying value of this business.

IN CLOSING
We have repeatedly cautioned about having a short term time horizon. Our investment perspective is decidedly long-term. We view ourselves as partial owners of businesses, not traders of pieces of paper. We do not focus on short-term fluctuations in price but rather on the long-term creation of value at the business level. We remain confident in the long-term opportunities provided by the Fund's portfolio of companies and will continue to be opportunistic buyers of these and other businesses when appropriate. These companies are run by able management teams, who continually focus on building shareholder value. We welcome investors who share our perspective. Thank you for the confidence you have placed in us.

Sincerely,

/s/ David R. Carr, Jr.

David R. Carr, Jr.
Co-Manager


/s/ George W. Brumley, III

George W. Brumley, III
Co-Manager

OAK VALUE FUND
PERFORMANCE INFORMATION
================================================================================

Comparison of the Change in Value of a $10,000 Investment in the Oak Value Fund,
            Lipper Growth Fund Index and Standard & Poor's 500 Index

                                        12/31/98
                                        --------
Oak Value Fund                          $32,714
Lipper Growth Fund Index                $27,241
S&P 500 Index                           $32,214

                       -----------------------------------
                                 Oak Value Fund
                          Average Annual Total Returns
                            As of December 31, 1998

                       1 Year   5 Years   Since Inception*
                       18.93%    21.80%        22.03%
                       -----------------------------------

           Past performance is not predictive of future performance.

-------------------------------------------------------------------------------------------------------------------------
                                            Non-Standardized Total Returns
-------------------------------------------------------------------------------------------------------------------------
                                                                                                              Since
                              Calendar    Calendar      Calendar     Calendar     Calendar     Calendar     Inception*
                                1993*       1994          1995         1996         1997         1998    (as of 12/31/98)
-------------------------------------------------------------------------------------------------------------------------
Oak Value Fund                 22.04%      -1.54%        28.89%       28.99%       37.70%       18.93%        227.14%
Lipper Growth Fund Index       10.30%      -1.57%        32.65%       17.53%       28.03%       25.69%        172.41%
S&P 500 Index                   9.60%       1.32%        37.58%       22.96%       33.36%       28.58%        222.14%
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                                    Average Annual Total Returns
-------------------------------------------------------------------------------------------------------
                                                 For the Periods Ended December 31, 1998
                              -------------------------------------------------------------------------
                                                                                               Since
                               Six Months(A)     One Year     Three Years     Five Years     Inception*
-------------------------------------------------------------------------------------------------------
Oak Value Fund                      1.22%         18.93%         28.30%         21.80%         22.03%
Lipper Growth Fund Index            8.75%         25.69%         23.67%         19.82%         18.30%
S&P 500 Index                       9.23%         28.58%         28.23%         24.06%         21.72%
-------------------------------------------------------------------------------------------------------

*    Inception date of the Oak Value Fund was January 18, 1993.
(A)  Unannualized.

OAK VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES
December 31, 1998 (Unaudited)
================================================================================

ASSETS
Investment securities at market value (Note 1)
   (acquisition cost of $461,726,191) .......................     $ 540,325,904
Investments in repurchase agreements (Note 1) ...............        19,311,000
Cash ........................................................               173
Receivable for capital shares sold ..........................         4,539,788
Dividends receivable ........................................           476,914
Interest receivable .........................................             2,682
Other assets ................................................            88,181
                                                                  -------------
     TOTAL ASSETS ...........................................       564,744,642
                                                                  -------------
LIABILITIES
Dividends payable ...........................................            85,273
Payable for capital shares redeemed .........................         1,470,543
Payable to affiliates (Note 3) ..............................           459,172
Other accrued expenses and liabilities ......................            28,391
                                                                  -------------
     TOTAL LIABILITIES ......................................         2,043,379
                                                                  -------------

NET ASSETS ..................................................     $ 562,701,263
                                                                  =============

Net assets consist of:
Paid-in capital .............................................     $ 484,845,669
Undistributed net investment income .........................             3,867
Distributions in excess of net realized gains ...............          (747,986)
Net unrealized appreciation on investments ..................        78,599,713
                                                                  -------------
Net assets ..................................................     $ 562,701,263
                                                                  =============

Shares of beneficial interest outstanding
   (unlimited number of shares authorized, no par value) ....        20,615,789
                                                                  =============
Net asset value, offering price and
   redemption price per share (Note 1) ......................     $       27.29
                                                                  =============

See accompanying notes to financial statements.

OAK VALUE FUND
STATEMENT OF OPERATIONS
Six Months Ended December 31, 1998 (Unaudited)
================================================================================

INVESTMENT INCOME
   Dividends ..................................................      $ 2,360,271
   Interest ...................................................        1,100,049
                                                                     -----------
      TOTAL INVESTMENT INCOME .................................        3,460,320
                                                                     -----------
EXPENSES
   Investment advisory fees (Note 3) ..........................        2,109,663
   Administrative services fees (Note 3) ......................          206,114
   Registration fees ..........................................           83,491
   Shareholder services and transfer agent fees (Note 3) ......           53,001
   Accounting services fees (Note 3) ..........................           31,017
   Trustees' fees and expenses ................................           25,810
   Custodian fees .............................................           20,114
   Postage and supplies .......................................           18,332
   Professional fees ..........................................           12,579
   Insurance expense ..........................................           10,009
   Reports to shareholders ....................................            8,350
                                                                     -----------
      TOTAL EXPENSES ..........................................        2,578,480
                                                                     -----------

NET INVESTMENT INCOME .........................................          881,840
                                                                     -----------
REALIZED AND UNREALIZED GAINS ON INVESTMENTS
   Net realized gains from security transactions ..............          971,171
   Net change in unrealized appreciation/
      depreciation on investments .............................       10,121,314
                                                                     -----------

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS ..............       11,092,485
                                                                     -----------

NET INCREASE IN NET ASSETS FROM OPERATIONS ....................      $11,974,325
                                                                     ===========

See accompanying notes to financial statements.

OAK VALUE FUND
STATEMENTS OF CHANGES IN NET ASSETS
For the Periods Ended December 31, 1998 and June 30, 1998
=======================================================================================================
                                                                         Six Months
                                                                            Ended             Year
                                                                         December 31,         Ended
                                                                             1998            June 30,
                                                                         (Unaudited)           1998
-------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
   Net investment income ...........................................    $     881,840     $     797,831
   Net realized gains from security transactions ...................          971,171         3,469,532
   Net change in unrealized appreciation/depreciation on investments       10,121,314        52,455,109
                                                                        -------------     -------------
Net increase in net assets from operations .........................       11,974,325        56,722,472
                                                                        -------------     -------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income ......................................         (897,910)         (781,643)
   From net realized gains from security transactions ..............         (706,005)       (3,481,530)
   In excess of net realized gains .................................               --        (1,013,152)
                                                                        -------------     -------------
Decrease in net assets from distributions to shareholders ..........       (1,603,915)       (5,276,325)
                                                                        -------------     -------------
FROM CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold .......................................      296,389,222       407,315,606
   Net asset value of shares issued in reinvestment
      of distributions to shareholders .............................        1,452,053         4,879,353
   Payments for shares redeemed ....................................     (179,413,437)     (112,399,503)
                                                                        -------------     -------------
Net increase in net assets from capital share transactions .........      118,427,838       299,795,456
                                                                        -------------     -------------

TOTAL INCREASE IN NET ASSETS .......................................      128,798,248       351,241,603

NET ASSETS:
   Beginning of period .............................................      433,903,015        82,661,412
                                                                        -------------     -------------
   End of period ...................................................    $ 562,701,263     $ 433,903,015
                                                                        =============     =============

UNDISTRIBUTED NET INVESTMENT INCOME ................................    $       3,867     $      19,937
                                                                        =============     =============

SUMMARY OF CAPITAL SHARE ACTIVITIY:
   Shares sold .....................................................       11,810,665        16,291,306
   Shares issued in reinvestment of distributions to shareholders ..           54,542           197,253
   Shares redeemed .................................................       (7,296,363)       (4,448,327)
                                                                        -------------     -------------
   Net increase in shares outstanding ..............................        4,568,844        12,040,232
   Shares outstanding, beginning of period .........................       16,046,945         4,006,713
                                                                        -------------     -------------
   Shares outstanding, end of period ...............................       20,615,789        16,046,945
                                                                        =============     =============

See accompanying notes to financial statements.

OAK VALUE FUND
FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period
=================================================================================================================================
                                                           Six
                                                          Months
                                                          Ended          Year        Year        Year    Ten Months        Year
                                                         Dec. 31,       Ended       Ended       Ended       Ended         Ended
                                                           1998        June 30,    June 30,    June 30,    June 30,      Aug. 31,
                                                       (Unaudited)       1998        1997        1996      1995(a)         1994
---------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period ..............   $   27.04     $   20.63   $   15.62   $   12.19   $   12.50     $   10.96
                                                        ---------     ---------   ---------   ---------   ---------     ---------
Income from investment operations:
   Net investment income (loss) .....................        0.04          0.05       (0.02)      (0.04)      (0.05)        (0.02)
   Net realized and unrealized gains on investments .        0.28          6.98        6.06        3.57        0.55          1.78
                                                        ---------     ---------   ---------   ---------   ---------     ---------
Total from investment operations ....................        0.32          7.03        6.04        3.53        0.50          1.76
                                                        ---------     ---------   ---------   ---------   ---------     ---------
Less distributions:
   From net investment income .......................       (0.04)        (0.05)         --          --          --            --
   From net realized gains from security transactions       (0.03)        (0.44)      (1.03)      (0.10)      (0.81)        (0.22)
   In excess of net realized gains ..................          --         (0.13)         --          --          --            --
                                                        ---------     ---------   ---------   ---------   ---------     ---------
Total distributions .................................       (0.07)        (0.62)      (1.03)      (0.10)      (0.81)        (0.22)
                                                        ---------     ---------   ---------   ---------   ---------     ---------

Net asset value at end of period ....................   $   27.29     $   27.04   $   20.63   $   15.62   $   12.19     $   12.50
                                                        =========     =========   =========   =========   =========     =========

Total return ........................................       2.42%(c)     34.56%      39.60%      29.04%       5.78%(c)     16.07%
                                                        =========     =========   =========   =========   =========     =========

Net assets at end of period (000's) .................   $ 562,701     $ 433,903   $  82,661   $  22,066   $  10,250     $   8,769
                                                        =========     =========   =========   =========   =========     =========

Ratio of net expenses to average net assets(b) ......       1.10%(c)      1.22%       1.59%       1.90%       1.89%(c)      1.89%

Ratio of net investment income (loss)
   to average net assets ............................       0.38%(c)      0.41%      (0.16%)     (0.43%)     (0.53%)(c)    (0.58%)

Portfolio turnover rate .............................         27%(c)        15%         22%         58%        103%(c)        91%

(a) Effective July 1, 1995, the Fund was reorganized and changed its fiscal year end from August 31 to June 30.

(b) Absent fee waivers and/or expense reimbursements by the Adviser, the ratios of expenses to average net assets would have been 2.15%, 2.38%(c) and 2.80% for the periods ended June 30, 1996, June 30, 1995 and August 31, 1994, respectively.

(c)  Annualized.

See accompanying notes to financial statements.

OAK VALUE FUND
PORTFOLIO OF INVESTMENTS
December 31, 1998 (Unaudited)
================================================================================
                                                                      Market
     Shares       COMMON STOCKS -- 96.0%                              Value
--------------------------------------------------------------------------------
                ADVERTISING -- 4.6%
     324,250    Interpublic Group Companies, Inc. ............    $  25,858,937
                                                                  -------------
                BEVERAGE -- 3.8%
     317,475    Coca-Cola Company ............................       21,231,141
                                                                  -------------
                BROADCASTING - RADIO -- 0.3%
      21,800    Jacor Communications, Inc.(a) ................        1,403,375
                                                                  -------------
                BROADCASTING - TELEVISION -- 2.2%
      89,000    Hearst-Argyle Television, Inc.(a) ............        2,937,000
     229,600    Young Broadcasting, Inc., Class A(a) .........        9,614,500
                                                                  -------------
                                                                     12,551,500
                                                                  -------------
                CONGLOMERATE -- 9.2%
         263    Berkshire Hathaway, Inc., Class A(a) .........       18,410,000
      14,148    Berkshire Hathaway, Inc., Class B(a) .........       33,248,564
                                                                  -------------
                                                                     51,658,564
                                                                  -------------
                ENTERTAINMENT -- 3.6%
     680,303    The Walt Disney Company ......................       20,409,090
                                                                  -------------
                INFORMATION SERVICES -- 4.7%
     844,550    Dun & Bradstreet Corporation .................       26,656,109
                                                                  -------------
                INSURANCE - ACCIDENT & HEALTH -- 4.5%
     569,050    AFLAC, Inc. ..................................       25,038,200
                                                                  -------------
                INSURANCE - PROPERTY & CASUALTY -- 12.3%
     363,050    Chubb Corporation ............................       23,552,869
      34,865    Markel Corporation(a) ........................        6,310,565
     179,015    Progressive Corporation ......................       30,320,666
     279,000    RLI Corporation ..............................        9,276,750
                                                                  -------------
                                                                     69,460,850
                                                                  -------------
                INVESTMENT MANAGEMENT/ADVISORY SERVICES -- 5.3%
   1,139,550    United Asset Management Corporation ..........       29,628,300
                                                                  -------------
                MANUFACTURED HOUSING -- 4.8%
   1,787,325    Oakwood Homes Corporation ....................       27,144,998
                                                                  -------------

OAK VALUE FUND
PORTFOLIO OF INVESTMENTS (Continued)
================================================================================
                                                                      Market
     Shares     COMMON STOCKS -- 96.0% (Continued)                    Value
--------------------------------------------------------------------------------
                MEDIA -- 21.1%
   1,404,825    Belo (A.H.) Corporation, Class A .............    $  28,008,698
     264,353    Pulitzer Publishing Company ..................       22,899,579
     845,135    Scripps (E.W.) Company .......................       42,045,466
      44,579    Washington Post Company, Class B .............       25,763,876
                                                                  -------------
                                                                    118,717,619
                                                                  -------------
                PACKAGING -- 4.2%
     467,000    Sealed Air Corporation .......................       23,846,188
                                                                  -------------
                PERSONAL CARE/COSMETICS-- 8.6%
     593,200    Avon Products, Inc. ..........................       26,249,100
     455,495    Gillette Company .............................       22,006,102
                                                                  -------------
                                                                     48,255,202
                                                                  -------------
                RETAIL -- 6.8%
     741,510    Tiffany & Company ............................       38,465,831
                                                                  -------------

                TOTAL COMMON STOCKS (Cost $461,726,191) ......    $ 540,325,904
                                                                  -------------

================================================================================
     Face                                                             Market
    Amount      REPURCHASE AGREEMENTS(b) -- 3.4%                      Value
--------------------------------------------------------------------------------
$ 19,311,000    Donaldson, Lufkin & Jenrette Securities Corp.,
                   5.00%, dated 12/31/1998, due 01/04/1999,
                   repurchase proceeds $19,321,728
                   (Cost $19,311,000) ........................    $  19,311,000
                                                                  -------------

                TOTAL COMMON STOCKS AND
                   REPURCHASE AGREEMENTS -- 99.4% ............    $ 559,636,904

                OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.6%         3,064,359
                                                                  -------------

                NET ASSETS -- 100.0% .........................    $ 562,701,263
                                                                  =============

(a)  Non-income producing security.

(b)  Repurchase   agreements  are  fully   collateralized  by  U.S.   Government
     obligations.

See accompanying notes to financial statements.

OAK VALUE FUND
NOTES TO FINANCIAL STATEMENTS
December 31, 1998 (Unaudited)
================================================================================

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Oak Value Fund (the Fund) is a diversified series of shares of The Tuscarora Investment Trust (the Trust). The Trust, registered as an open-end management investment company under the Investment Company Act of 1940, was organized as a Massachusetts business trust on March 3, 1995. The Fund itself began operations on January 18, 1993 as a series of the Albemarle Investment Trust.

The investment objective of the Fund is to seek capital appreciation primarily through investments in equity securities, consisting of common and preferred stocks and securities convertible into common stocks. Current income is of secondary importance.

The following is a summary of the Fund's significant accounting policies:

Securities valuation-- The Fund's portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange
(currently 4:00 p.m., Eastern time). Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. Securities traded on a national stock exchange are valued based upon the closing price on the principal exchange where the security is traded.

Repurchase agreements-- Repurchase agreements, which are collateralized by U.S. Government obligations, are valued at cost which, together with accrued interest, approximates market. At the time the Fund enters into a repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, the Fund actively monitors and seeks additional collateral, as needed.

Share valuation -- The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share are equal to the net asset value per share.

Investment income and distributions to shareholders-- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Dividends arising from net investment income, if any, are declared and paid annually. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Security transactions -- Security transactions are accounted for on trade date. Securities sold are valued on a specific identification basis.

Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax-- It is the Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is based upon the federal income tax cost of portfolio investments of the Fund as of December 31, 1998:

--------------------------------------------------------------------------------
Gross unrealized appreciation .........................           $ 100,742,352
Gross unrealized depreciation .........................             (22,897,588)
                                                                  -------------
Net unrealized appreciation ...........................           $  77,844,764
                                                                  -------------
Federal income tax cost ...............................           $ 462,481,140
                                                                  =============
--------------------------------------------------------------------------------

The difference between the acquisition cost and the federal income tax cost of portfolio investments is due to certain timing differences in the recognition of capital losses under generally accepted accounting principles and income tax regulations.

2.   INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments, amounted to $222,415,031 and $58,117,891 respectively, for the six months ended December 31, 1998.

3.   TRANSACTIONS WITH AFFILIATES

Certain trustees and officers of the Trust are also officers of Oak Value Capital Management, Inc. (the Adviser) or Countrywide Fund Services, Inc. (CFS), the administrator, transfer agent and accounting services agent for the Trust.

INVESTMENT ADVISORY AGREEMENT
The Fund's investments are managed by the Adviser under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, the Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of 0.90% of the Fund's average daily net assets.

ADMINISTRATION AGREEMENT
Under the terms of the Administration Agreement with the Trust, CFS supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services for the Fund. CFS supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees. For these services, CFS receives a monthly fee based on the Fund's average daily net assets.

TRANSFER AGENT AND SHAREHOLDER SERVICE AGREEMENT
Under the terms of the Transfer, Dividend Disbursing, Shareholder Service and Plan Agency Agreement with the Trust, CFS maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, CFS receives a monthly fee based on the number of shareholder accounts in the Fund. In addition, the Fund pays out-of-pocket expenses including, but not limited to, postage and supplies.

ACCOUNTING SERVICES AGREEMENT
Under the terms of the Accounting Services Agreement with the Trust, CFS calculates the daily net asset value per share and maintains the financial books and records of the Fund. For these services, CFS receives a monthly fee based on the Fund's average daily net assets. In addition, the Fund pays certain out-of-pocket expenses incurred by CFS in obtaining valuations for the Fund's portfolio securities.

                       THIS PAGE INTENTIONALLY LEFT BLANK

                       THIS PAGE INTENTIONALLY LEFT BLANK

                       THIS PAGE INTENTIONALLY LEFT BLANK

OAK VALUE FUND

INVESTMENT ADVISER
Oak Value Capital Management, Inc.
3100 Tower Boulevard, Suite 700
Durham, North Carolina 27707
1-800-680-4199
www.oakvaluefund.com

ADMINISTRATOR
Countrywide Fund Services, Inc.
312 Walnut Street
P.O. Box 5354
Cincinnati, Ohio 45201-5354
1-800-622-2474

INDEPENDENT AUDITORS
Arthur Andersen LLP
425 Walnut Street
Cincinnati, Ohio  45202

CUSTODIAN
Star Bank, N.A.
425 Walnut Street
Cincinnati, Ohio 45202

BOARD OF TRUSTEES
George W. Brumley III
C. Russell Bryan
David R. Carr, Jr.
John M. Day
Joseph T. Jordan, Jr.

OFFICERS
George W. Brumley III, President
David R. Carr, Jr., Vice President and Treasurer
John F. Splain, Secretary